EXHIBIT 10.1


                                [MTM Letterhead]


                                December 13, 2005


Mr. Alan Schwartz
35 Orchard Drive
Woodbury, NY 11797

Dear Mr. Schwartz,

Reference is made to the severance letter, dated May 21, 2004 and the first amendment thereto, dated January 3, 2005 (as amended, the "Severance Letter"), between you and MTM Technologies, Inc. Effective on January 3, 2006, Section 1 of the Severance Letter shall be amended by replacing the term "Senior Vice President and Chief Financial Officer" with "Senior Vice President - Acquisitions." By execution of this letter agreement, you hereby acknowledge and agree that the foregoing does not and shall not constitute "good reason" as defined in the Severance Letter or trigger any rights under Section 4 thereof.

Except as provided for herein, the Severance Letter remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this letter agreement as of December 13, 2005.

                                         MTM TECHNOLOGIES, INC.


                                         By: /s/ Francis J. Alfano
                                             ---------------------------
                                         Name:   Francis J. Alfano
                                         Title:  Chief Executive Officer


AGREED AND ACCEPTED:


/s/ Alan Schwartz
--------------------
Alan Schwartz